SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934



                     Date of Report: July 25, 2003
                   (Date of earliest event reported)

                            FNB CORPORATION
         (Exact name of registrant as specified in its charter)


   Virginia
(State or other
jusisdiction of           000-24141                54-1791618
incorporation or         (Commission            (I.R.S. Employer
organization)            File Number)           Identification No.)


                             105 Arbor Drive
                     Christiansburg, Virginia 24068
       (Address of principal executive offices including zip code)

                             540-382-4951
        (Registrant's telephone number, including area code)



     (Former name or former address, if changed since last report)


ITEM 9.  REGULATION FD DISCLOSURE

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure."

On July 25, 2003, FNB Corporation issued a press release commenting on 2003 second quarter performance, the expected closing of the merger with Bedford Bancshares, Inc. and approval by the Board of Directors of a 2003 third quarter cash dividend. A copy of the press release is attached as Exhibit 99.1.

Exhibit

    99.1          FNB Corporation press release dated July 25, 2003






                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          FNB CORPORATION
                                             Registrant

                                         /s/ Peter A. Seitz____________
                                         Peter A. Seitz
                                         Executive Vice President and Chief
                                         Administrative Officer


Date:  July 25, 2003


EXHIBIT INDEX


Exhibit

    99.1        FNB Corporation press release dated July 25, 2003